UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2023

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L. P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

Regency Centers, L.P.

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2023, the Board of Directors of Regency Centers Corporation (the "Company") appointed Terah L. Devereaux, the Company's Senior Vice President of Accounting and Reporting, as its Principal Accounting Officer, effective March 15, 2023. The appointment of Ms. Devereaux follows the previously announced retirement of J. Christian Leavitt as the Company's Principal Accounting Officer.

Ms. Devereaux, age 47, has served as the Company's Senior Vice President of Accounting and Reporting since 2021. In her role, she manages accounting processes and controls for all accounting and lease administration functions and the consolidation and preparation of all SEC and GAAP reporting. Ms. Devereaux joined the Company in 2005, and previously served as Vice President of Real Estate Accounting from 2013 to 2021 and as Vice President of Financial Services from 2010 and 2013. Prior to going the Company, she served as an Audit Manager for KPMG. Ms. Devereaux holds a Master of Accountancy degree and a Bachelor of Business Administration in Accounting degree from the University of North Florida.

There are no plans, contracts or arrangements entered into in connection with Ms. Devereaux's appointment as Principal Accounting Officer. There are no family relationships among any of the Company's directors or executive officers and Ms. Devereaux. There are no related party transactions between the Company and Ms. Devereaux reportable under Item 404(a) of Regulation S-K.

Item 9.01(d)	Financial Statements and Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

February 8, 2023	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary

REGENCY CENTERS, L.P.

By: Regency Centers Corporation, its general partner

February 8, 2023	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary